UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2021
______________________

Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
______________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 13, 2021, Fiesta Restaurant Group, Inc. (the "Company") issued a press release announcing financial results for its first fiscal quarter ended April 4, 2021. The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1    Fiesta Restaurant Group, Inc. Press Release, dated May 13, 2021
104    Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 13, 2021
By: /s/ Dirk Montgomery
Name: Dirk Montgomery
Title: Senior Vice President, Chief Financial Officer and Treasurer